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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 22, 2005

                       ANHEUSER-BUSCH COMPANIES, INC.
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           (Exact name of registrant as specified in its charter)

           Delaware                   1-7823                   43-1162835
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

           One Busch Place, St. Louis, Missouri                   63118
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(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.

         On November 22, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Anheuser-Busch Companies, Inc. (the "Company") met and awarded restricted stock under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "1998 Plan") previously filed as Exhibit C to the Company's proxy statement related to the Annual Meeting of Stockholders held on April 27, 2005. The Restricted Stock awards made to executive officers have an effective date of January 1, 2006. The form of the Restricted Stock award agreement for the executive officers of the Company is filed as Exhibit 10.21 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

           (a)-(b) not applicable

           (c)

10.21 Form of Restricted Stock Award Cover Sheet and Standard Restricted Stock Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan.


                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ANHEUSER-BUSCH COMPANIES, INC.
                                (Registrant)

                                BY: /s/ JoBeth G. Brown
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                                   JoBeth G. Brown
                                   Vice President and Secretary

DATE: November 23, 2005